UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 29, 2006
Century Bancorp, Inc.
(Exact name of registrant as specified in harter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

400 Mystic Avenue		02155
Medford, MA		(Zip Code)
(Address of principal executive
offices)
(781) 391-4000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated, November 29, 2006

Item 8.01 Other Events
     Brian J. Feeney, Senior Vice President of Century Bank and Trust Company was appointed to Executive Vice President of Century Bank and Trust Company.
     On November 29, 2006, the Company issued a press release relating to the above matter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This report may contain certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. Persons reviewing this report are cautioned not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1	Century Bank and Trust Company press release dated November 29, 2006.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr.
Vice President and Treasurer

     Dated: November 29, 2006